UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

Oaktree Capital Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071 (Address of principal executive offices, including zip code)

(213) 830-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Series A preferred units	OAK-PA	New York Stock Exchange
6.550% Series B preferred units	OAK-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Globe Restructuring Agreement

On November 30, 2022, Oaktree Capital Group, LLC, a Delaware limited liability company (“OCG”), entered into the Globe Restructuring Agreement, by and among OCG, Brookfield US Holdings Inc., a corporation incorporated under the laws of the Province of Ontario (“BUSHI”), and certain other affiliates of OCG or BUSHI (the “Globe Restructuring Agreement”). Pursuant to the Globe Restructuring Agreement, on November 30, 2022, the parties thereto consummated certain transactions in connection with an internal reorganization (the “Restructuring”), whereby, among other things, the operating agreement of OCM Holdings I, LLC, a Delaware limited liability company, was amended and restated to allocate carried interest from new funds affiliated with OCG from Oaktree Capital I, L.P., a Delaware limited partnership, 33% to Oaktree Holdings, LLC, a Delaware limited liability company and a subsidiary of OCG, and 66% to Oaktree Holdings, Ltd., a Cayman Islands exempted company (“Oaktree Holdings, Ltd.”), and OCG distributed all of its interest in the economic shares of Oaktree Holdings, Ltd. to BUSHI, the sole holder of OCG’s Class A units. Concurrently, OCG transferred to Atlas OCM Holdings, LLC, a Delaware limited liability company and a non-subsidiary affiliate of OCG, the voting shares of Oaktree Holdings, Ltd. held by OCG.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma Financial Information.

The following unaudited pro forma condensed consolidated financial information after giving effect to the Restructuring is filed as Exhibit 99.1:

•	Unaudited pro forma condensed consolidated statement of financial condition of Oaktree Capital Group, LLC as of September 30, 2022.

•	Unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2022 and for the year ended December 31, 2021.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated financial information of Oaktree Capital Group, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2022	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Daniel D. Levin
	Name:	Daniel D. Levin
	Title:	Chief Financial Officer